UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024

Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200
Sarasota, Florida 34232
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 735-7346

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Other Events.

On May 1, 2024, Trump Media & Technology Group Corp. (the “Company”) sent a letter addressed to each of the Chairmen of the U.S. House of Representatives’ Committee on the Judiciary, Committee on Financial Services, Committee on Ways and Means and Committee on Oversight and Reform (the “Second Congressional Letter”) to follow on the previously disclosed letter, dated April 23, 2024, addressed to the same. The Second Congressional Letter encourages each of the chairmen to seek documents and testimony from certain firms that facilitate short sales, and reiterates that quick action is necessary to protect retail shareholders, identify wrongdoers, and determine whether any laws including RICO statutes and tax evasion laws have been violated. The foregoing description of the Second Congressional Letter is subject to and qualified in its entirety by reference to the full text of the Second Congressional Letter, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Second Congressional Letter, dated May 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: May 1, 2024	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel